                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Henry B. Schacht
                                           ------------------------------------
                                           Name:  Henry B. Schacht
                                           Title: Chairman of the Board

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Richard A. McGinn
                                           ------------------------------------
                                           Name:  Richard A. McGinn
                                           Title: Director and Chief Executive
                                                   Officer and President

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Donald K. Peterson
                                           ------------------------------------
                                           Name:  Donald K. Peterson
                                           Title: Executive Vice President and
                                                   Chief Financial Officer

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  James S. Lusk
                                           ------------------------------------
                                           Name:  James S. Lusk
                                           Title: Vice President and Controller

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Paul A. Allaire
                                           ------------------------------------
                                           Name:  Paul A. Allaire
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Carla A. Hills
                                           ------------------------------------
                                           Name:  Carla A. Hills
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Drew Lewis
                                           ------------------------------------
                                           Name:  Drew Lewis
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Paul H. O'Neill
                                           ------------------------------------
                                           Name:  Paul H. O'Neill
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Donald S. Perkins
                                           ------------------------------------
                                           Name:  Donald S. Perkins
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  Franklin A. Thomas
                                           ------------------------------------
                                           Name:  Franklin A. Thomas
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K for the fiscal year ended September 30, 1997; and

                  WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below following the signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.


                                        By   /s/  John A. Young
                                           ------------------------------------
                                           Name:  John A. Young
                                           Title: Director